Annual Report

December 31, 2005

Series B

ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” is more than words; they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.[1] In other words, the majority of investment opportunities are now beyond our borders and we think that the ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1  MSCI December, 2005

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half, global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1) calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, the re-cycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring money into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for US fixed income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005 the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the same thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricane Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005, there looked to be filtering through to general prices, and the trend seemed about to break. Nevertheless, in the end the forces of curve flattening prevailed. By December 31, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3) was -0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures, which were on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

In international markets Japan was the shining star of the second half, soaring 33.3%, based on the MSCI Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for the

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2005

full year, as the market repeatedly broke five-year records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Japanese corporations and banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(6) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of 2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING CORPORATE LEADERS TRUST FUND	PORTFOLIO MANAGERS’ REPORT

(1) Includes two Industries, which each represents 1.0%-3.0% of net assets.
(2) Includes two Industries, which each represents less than 10% of net assets.

Portfolio holdings are subject to change daily.

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the “Trust”) seeks long-term capital growth and income through investment generally in an equal number of shares of the common stocks of a fixed list of American blue-chip corporations.

Performance: For the year ended December 31, 2005, the Trust returned 10.36% compared to the Standard and Poor’s 500 Composite Stock Price (“S&P 500”) Index(1), which returned 4.91% for the same period.

Portfolio Specifics: The Corporate Leaders Trust out performed the S&P 500 Index, its benchmark, based primarily on its concentration in the energy and industrial sectors. In energy, the strongest performer in 2005 was Marathon Oil based on its dual exposure to commodity leverage, and the domestic refining and marketing segment. The Trust benefited to a lesser degree from holdings in ExxonMobil and Chevron, still reflecting the positive energy environment. In the industrial sector, Burlington Northern was the greatest contributor to the positive returns followed by the Union Pacific. Both companies benefited from strong steam coal shipments in addition to improved productivity. Other sectors that contributed to the outperformance were consumer discretionary and telecommunications. Positive results came from Sears and Fortune Brands. The Trust’s underweight in financials, specifically Citigroup, hurt performance as did its overweight in commodity chemicals producers Dow and DuPont reflecting supply disruptions due to the hurricanes and likewise higher feed stock costs. The utility sector underperformed due to individual stock issues.

Market Outlook: As we move into 2006, momentum in the U.S. economy remains strong. Real gross domestic product (“GDP”) growth is likely to decelerate during the year, however, as increases in net exports and capital spending may not fully offset a slowdown in residential investment. Falling gasoline prices have led to lower headline inflation rates, and are likely to take some pressure off core consumer price index (“CPI”) inflation. The risk that core inflation will rise as the expansion puts more pressure on resources, however, still exists. Given this scenario, we believe the Federal Open Market Committee (“FOMC”) will continue raising rates in early 2006. Whether it stops tightening will depend mainly on its assessment of inflation risk. A sustained expansion and benign wage and price inflation — the most likely scenario for 2006 in our view — should provide a good climate for equity market performance.

Top Ten Holdings as of December 31, 2005 (as a percent of net assets)

Exxon Mobil Corp.	16.0%

Burlington Northern Santa Fe Corp.	11.7%

General Electric Co.	7.2%

Citigroup, Inc.	6.7%

Procter & Gamble Co.	6.0%

ChevronTexaco Corp.	5.9%

Praxair, Inc.	5.6%

Union Pacific Corp.	4.7%

Fortune Brands, Inc.	4.5%

Dow Chemical Co.	4.3%

Portfolio holdings are subject to change daily.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

(1) The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

All indices are unmanaged and investors cannot invest directly in an index.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities of ING Corporate Leaders Trust Fund — Series B, a series of ING Corporate Leaders Trust Fund, including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods prior to January 1, 2003 were audited by other auditors whose report thereon dated February 28, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, except those identified as having been audited by other auditors, present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund — Series B, as of December 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2006

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investments at market value (identified cost $262,446,374)	$360,592,432
Cash	2,942,601
Restricted cash (Note 2)	532,722
Receivables:
Investment securities sold	635,331
Participations sold	952,802
Dividends receivable	506,058
Prepaid expenses	23,375
Total assets	366,185,321

LIABILITIES:
Accrued Sponsor’s maintenance fees payable	125,257
Payable for custody and accounting fees	13,910
Payable for trust shares repurchased	1,477,256
Payable for shareholder reporting expense	14,632
Payable for professional fees	37,339
Payable for trustee fees	1,388
Payable for transfer agent fees	13,725
Distributions payable	532,722
Other accrued expenses and liabilities	2,116
Total liabilities	2,218,344

NET ASSETS:
Balance applicable to Trust shares at December 31, 2005, equivalent to $18.67 per participation on 19,492,022 participations outstanding	$363,966,977

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends	$8,312,268
Interest	27,238
Total investment income	8,339,506

EXPENSES:
Sponsor’s maintenance fees (Note 4)	1,375,080
Transfer agent fees	126,312
Trustee fees (Note 4)	1,095
Shareholder reporting expense	53,922
Registration and filing fees	36,089
Professional fees	83,622
Custody and accounting expense	34,651
Miscellaneous expense	3,550
Total expenses	1,714,321
Net investment income	6,625,185

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	5,937,987
Net change in unrealized appreciation or depreciation on investments	19,684,700
Net realized and unrealized gain on investments	25,622,687
Net increase in net assets resulting from operations	$32,247,872

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$6,625,185	$5,457,952
Net realized gain on investments	5,937,987	2,030,249
Net change in unrealized appreciation or depreciation on investments	19,684,700	36,697,081
Net increase in net assets resulting from operations	32,247,872	44,185,282

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(6,579,641)	(5,537,449)
Net realized gain from investments	(2,328,610)	(13,474)
Tax return of capital	(8,025,977)	—
Total distributions	(16,934,228)	(5,550,923)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	104,970,634	24,540,892
Dividends reinvested	14,297,653	4,665,967
	119,268,287	29,206,859
Cost of shares redeemed	(75,481,091)	(35,038,408)
Net increase (decrease) in net assets resulting from capital share transactions	43,787,196	(5,831,549)
Net increase in net assets	59,100,840	32,802,810

NET ASSETS:
Beginning of year	304,866,137	272,063,327
End of year	$363,966,977	$304,866,137

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND	FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each year.

	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year	$17.77	15.47	12.55	14.67	15.28
Income (loss) from investment operations:
Net investment income	$0.36*	0.32	0.32	0.27	0.24
Net realized and unrealized gain (loss) on investments	$1.44	2.31	2.90	(2.00)	(0.49)
Total income (loss) from investment operations	$1.80	2.63	3.22	(1.73)	(0.25)
Less distributions/allocations from:
Net investment income	$0.35	0.32	0.30	0.27	0.24
Net realized gain (loss)	$0.12	0.01	—	(0.34)	(0.02)
Income and realized gain included in redemptions	$—	—	—	0.00**	0.03
Tax return of capital	$0.43	—	0.00*	0.46	0.11
Total distributions	$0.90	0.33	0.30	0.39	0.36
Net asset value, end of year	$18.67	17.77	15.47	12.55	14.67
Total Return(1)%	10.36	17.14	25.93	(11.90)	(1.65)
Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$363,967	304,866	272,063	237,441	291,085
Ratios to average net assets:
Expenses(2)%	0.50	0.58	0.59	0.63	0.64
Net investment income(2)%	1.93	2.00	2.28	1.98	1.73

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions/allocations at net asset value.

(2)              Annualized for periods less than one year.

*                 Per share data calculated using average number of shares outstanding throughout the period.

**          Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the “Trust”) is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission. Series B of the Trust commenced operations in 1941 as a series of ING Corporate Leaders Trust Fund, which was created under a Trust Indenture dated November 18, 1935, as amended.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.           Valuation of Securities. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust’s assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Short-term securities with 60 days or less to maturity are valued at amortized cost.

B.             Income Taxes. No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations.

C.             Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.            Other. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.              Accounting Estimates. The preparation of financial statements in accordance with US generally accepted accounting principles for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F.              Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

During the year ended December 31, 2005, distributions from net investment income were $6,579,641, equivalent to $0.35 per participation. During the year ended December 31, 2004, distributions from net investment income were $5,537,449 equivalent to $0.32 per participation including amounts paid as equalization to redeeming participation holders.

During the year ended December 31, 2005, the distributions of net realized gains were $2,328,610, equivalent to $0.12 per participation. During the year ended December 31, 2004, the distributions of net realized gains from litigation income were $13,474, equivalent to $0.01 per participation.

During the year ended December 31, 2005, the distributions of return of capital were $8,025,977, equivalent to $0.43 per participation. There was no return of capital for the years ended December 31, 2004.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE AND SPONSOR FEES

The Bank of New York (the “Trustee”) serves as Trustee for the Trust. The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $1,375,080 for the year ended December 31, 2005. ING Investments, LLC (“ING Investments”) serves as Sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, of 0.40% of the average daily net assets of the Trust.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 5 — INVESTMENT TRANSACTIONS

During the year ended December 31, 2005, the cost of purchases and proceeds of sales of investment securities were $63,659,504 and $29,593,332, respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust’s financial statements.

As of December 31, 2005, net unrealized appreciation of portfolio securities was $98,146,058, comprised of unrealized appreciation of $109,761,995 and unrealized depreciation of $11,615,937.

NOTE 6 — SOURCE OF NET ASSETS

As of December 31, 2005, the Trust’s net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in principal account	$265,499,853
Unrealized appreciation in value of securities	98,146,058
Principal account	363,645,911
Income and distributable fund	321,066
Total net assets	$363,966,977

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

	Number of Participations
	Year Ended December 31,	Year Ended December 31,
	2005	2004
Issued on payments from holders	5,664,758	1,500,412
Issued on reinvestment of dividends and distributions	797,015	278,930
Redeemed	(4,126,217)	(2,204,649)
Net increase (decrease)	2,335,556	(425,307)

NOTE 8 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004 ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 8 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 8 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS TRUST FUND	AS OF DECEMBER 31, 2005

Securities	Number of Shares	Cost	Market Value
Common Stock: 99.1%
Agriculture: 3.5%
Gallaher Group PLC ADR@@	211,600	$7,795,130	$12,729,856
Chemicals: 12.4%
Dow Chemical Co.	357,567	12,087,311	15,668,586
Du Pont EI de Nemours & Co.	211,600	11,409,974	8,993,000
Praxair, Inc.	385,100	11,318,213	20,394,896
		34,815,498	45,056,482
Cosmetics/Personal Care: 6.0%
Procter & Gamble Co.	375,800	16,300,081	21,751,304
Diversified Financial Services: 6.7%
Citigroup, Inc.	505,066	17,820,824	24,510,853
Electric: 8.5%
Ameren Corp.	211,600	9,559,394	10,842,384
Consolidated Edison, Inc.	211,600	8,670,853	9,803,428
NiSource, Inc.	487,008	12,090,346	10,158,987
		30,320,593	30,804,799
Household Products/Wares: 4.5%
Fortune Brands, Inc.	211,600	10,884,297	16,509,032
Media: 2.9%
Comcast Corp. Class A *	133,522	4,951,089	3,466,231
Viacom, Inc. Class B	211,600	7,181,084	6,898,160
		12,132,173	10,364,391
Miscellaneous Manufacturing: 10.7%
Eastman Kodak Co.	211,600	9,926,260	4,951,440
General Electric Co.	747,400	18,341,814	26,196,370
Honeywell International, Inc.	211,600	8,316,353	7,882,100
		36,584,427	39,029,910
Office Supplies: 0.3%
Acco Brands Corp.	50,035	732,938	1,225,857
Oil and Gas: 25.4%
ChevronTexaco Corp.	377,200	16,214,029	21,413,644
Exxon Mobil Corp.	1,034,500	32,141,510	58,107,865
Marathon Oil Corp.	211,600	7,858,011	12,901,252
		56,213,550	92,422,761
Retail: 1.4%
Foot Locker, Inc.	211,600	4,470,122	4,991,644
Telecommunications: 0.5%
AT&T Corp.	69,997	1,804,976	1,714,227
Transportation: 16.3%
Burlington Northern Santa Fe Corp.	599,342	19,575,735	42,445,400
Union Pacific Corp.	211,600	12,996,030	17,035,916
		32,571,765	59,481,316
Total Investments: 99.1%		$262,446,374	$360,592,432
Other Assets and Liabilities - Net: 0.9%			3,374,545
Total Net Assets: 100.0%			$363,966,977

*                               Non-Income Producing

@@              Foreign Issuer

ADR           American Depositary Receipt

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*            An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds’ website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Registrants voted proxies related to portfolio securities during the most recent 12-month period ended December 31 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

Sponsor

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 2000

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

PRAR-CLTB	(1205-022806)